TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Statement of Additional Information

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Effective immediately, the first paragraph of the sub-section entitled “Dealer Reallowances” under the “Distributor and Distribution Plan” section in the Statement of Additional Information is deleted in its entirety and replaced with the following:

Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCL keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCL may pay a different dealer reallowance than the amounts indicated in the following tables.

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Investors Should Retain this Supplement for Future Reference

September 2, 2025